                                                                    EXHIBIT 99.8


CASE NAME:   KEVCO DISTRIBUTION, LP                                ACCRUAL BASIS

CASE NUMBER: 401-40789-BJH-11

JUDGE:       BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                  TREASURER
---------------------------------------       ----------------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                   OCTOBER 29, 2001
---------------------------------------       ----------------------------------
Printed Name of Responsible Party                          Date

PREPARER:

/s/ Dennis S. Faulkner                              DEBTOR'S ACCOUNTANT
---------------------------------------       ----------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                   OCTOBER 29, 2001
---------------------------------------       ----------------------------------
Printed Name of Preparer                                   Date

CASE NAME:   KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS - 1

CASE NUMBER: 401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED         MONTH            MONTH           MONTH
ASSETS                                                             AMOUNT          JUL-01          AUG-01           SEP-01
------                                                          -----------     -----------      -----------     -----------
1.    Unrestricted Cash (FOOTNOTE)                                   41,421               0                0               0
2.    Restricted Cash
3.    Total Cash                                                     41,421               0                0               0
4.    Accounts Receivable-Net (FOOTNOTE)                         17,545,859         321,431          321,431         321,431
5.    Inventory (FOOTNOTE)                                       27,611,039
6.    Notes Receivable
7.    Prepaid Rent                                                  236,697
8.    Other (Attach List)                                           303,392
9.    Total Current Assets                                       45,738,408         321,431          321,431         321,431
10.   Property, Plant & Equipment                                22,049,500       9,739,582        9,739,582       9,739,582
11.   Less: Accumulated Depreciation/Depletion                   (6,151,901)       (844,526)        (844,526)       (844,526)
12.   Net Property, Plant & Equipment (FOOTNOTE)                 15,897,599       8,895,056        8,895,056       8,895,056
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)            5,741,869         481,876          481,876         481,876
15.   Other (Attach List)                                       100,961,429     124,276,836      124,264,675     124,218,545
16.   Total Assets                                              168,339,305     133,975,199      133,963,038     133,916,908

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable (FOOTNOTE)                                                      419,121          419,121         416,251
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List) (FOOTNOTE)                                              1,766,039        1,766,039       1,705,946
23.   Total Post Petition Liabilities                                             2,185,160        2,185,160       2,122,197

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                    75,885,064      15,071,491       14,930,296      15,365,448
25.   Priority Debt (FOOTNOTE)                                    1,412,879
26.   Unsecured Debt                                             19,966,456      18,466,898       18,554,883      18,555,081
27.   Other (Attach List)                                       243,205,150     244,988,081      244,988,081     244,988,081
28.   Total Pre Petition Liabilities                            340,469,549     278,526,470      278,473,260     278,908,610
29.   Total Liabilities                                         340,469,549     280,711,630      280,658,420     281,030,807

EQUITY

30.   Pre Petition Owners' Equity                                              (172,130,244)    (172,130,244)   (172,130,244)
31.   Post Petition Cumulative Profit Or (Loss)                                 (33,698,923)     (33,799,069)    (33,782,435)
32.   Direct Charges To Equity (FOOTNOTE)                                        59,092,736       59,233,931      58,798,780
33.   Total Equity                                                             (146,736,431)    (146,695,382)   (147,113,899)
34.   Total Liabilities and Equity                                              133,975,199      133,963,038     133,916,908

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                              SUPPLEMENT TO

CASE NUMBER: 401-40789-BJH-11                                  ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED           MONTH             MONTH             MONTH
ASSETS                                               AMOUNT            JUL-01            AUG-01            SEP-01
------                                            -----------        -----------       -----------       -----------
A.     Inventory Vendor Deposit                       130,000
B.     Leased Facility Deposit                        173,392
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                          303,392                  0                 0                 0

A.     Goodwill: Shepherd Products (FOOTNOTE)       5,223,119
B.     Goodwill: DARCO (FOOTNOTE)                     518,750
C.     Capitalized Lease                                                 481,876           481,876           481,876
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                             5,741,869            481,876           481,876           481,876

A.     Intercompany Receivables (FOOTNOTE)        100,961,429        124,276,836       124,264,675       124,218,545
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                     100,961,429        124,276,836       124,264,675       124,218,545

POST PETITION LIABILITIES

A.     Accrued Liabilities                                               648,880           648,880           588,787
B.     Long Term Leases                                                1,107,492         1,107,492         1,107,492
C.     Accrued Interest: Bank                                              9,667             9,667             9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                 1,766,039         1,766,039         1,705,946

PRE PETITION LIABILITIES

A.     Interco.Payables (FOOTNOTE)                114,705,150        116,488,081       116,488,081       116,488,081
B.     10 3/8% Senior Sub. Notes                  105,000,000        105,000,000       105,000,000       105,000,000
C.     Sr. Sub. Exchangeable Notes                 23,500,000         23,500,000        23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            243,205,150        244,988,081       244,988,081       244,988,081

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 2

CASE NUMBER: 401-40789-BJH-11

INCOME STATEMENT

                                                          MONTH               MONTH              MONTH            QUARTER
REVENUES                                                  JUL-01              AUG-01             SEP-01            TOTAL
--------                                                ----------           --------           --------         ----------
1.   Gross Revenues (FOOTNOTE)                                (135)                                                    (135)
2.   Less: Returns & Discounts
3.   Net Revenue                                              (135)                                                    (135)

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead                                       104,436             21,755              5,182            131,373
7.   Total Cost Of Goods Sold                              104,436             21,755              5,182            131,373
8.   Gross Profit                                         (104,571)           (21,755)            (5,182)          (131,508)

OPERATING EXPENSES

9.   Officer / Insider Compensation                         16,538                                                   16,538
10.  Selling & Marketing                                     1,011                                                    1,011
11.  General & Administrative                               17,180             22,600                 15             39,795
12.  Rent & Lease                                           48,646                                                   48,646
13.  Other (Attach List)                                   394,288            234,196             86,859            715,343
14.  Total Operating Expenses                              477,663            256,796             86,874            821,333
15.  Income Before Non-Operating
     Income & Expense                                     (582,234)          (278,551)           (92,056)          (952,841)

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)                    4,077,813           (178,405)          (108,690)         3,790,718
18.  Interest Expense
19.  Depreciation / Depletion                                1,268                                                    1,268
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                        (4,079,081)           178,405            108,690         (3,791,986)

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                                  (4,661,315)          (100,146)            16,634         (4,744,827)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                             SUPPLEMENT TO

CASE NUMBER: 401-40789-BJH-11                                 ACCRUAL BASIS - 2

INCOME STATEMENT

                                                  MONTH             MONTH             MONTH           QUARTER
OPERATING EXPENSES                                JUL-01            AUG-01            SEP-01           TOTAL
------------------                               ---------         --------          --------         ---------
A.  Payroll & Employee Benefits (FOOTNOTE)         338,412          234,196                             572,608
B.  Insurance (FOOTNOTE)                             5,358                             77,282            82,640
C.  Utilities & Telephone                           22,742                              9,577            32,319
D.  Taxes                                           27,776                                               27,776
E.

 TOTAL OTHER OPERATING
   EXPENSES - LINE 13                              394,288          234,196            86,859           715,343

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16

A.  Loss/(Gain) on sale of Assets (FOOTNOTE)     4,077,813         (178,405)         (108,690)        3,790,718
B.
C.
D.
E.

 TOTAL NON-OPERATING
   EXPENSE - LINE 17                             4,077,813         (178,405)         (108,690)        3,790,718

A.
B.
C.
D.
E.

TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 3

CASE NUMBER: 401-40789-BJH-11

CASH RECEIPTS AND                                 MONTH             MONTH             MONTH            QUARTER
DISBURSEMENTS                                     JUL-01            AUG-01            SEP-01            TOTAL
-----------------                                ---------         --------          --------         ---------
1.  Cash - Beginning Of Month                    SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION LP              SUPPLEMENT TO ACCRUAL BASIS -3
                                                SEPTEMBER, 2001
CASE NUMBER: 401-40789-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP        MFG         MGMT        HOLDING      COMP      KEVCO INC    TOTAL
                                               --------    ---------    ---------     --------    --------   ---------   ---------
 1    CASH--BEGINNING OF MONTH                       --      150,505    3,618,707           --          --       1,000   3,770,212

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                     --           --                                                            --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                   --           --                                                            --
 4    POST PETITION                                               --                                                            --

 5    TOTAL OPERATING RECEIPTS                       --           --           --           --          --          --          --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                            --                                                            --
 7    SALE OF ASSETS                            100,000           --                                                       100,000
 8    OTHER                                      36,713       28,468       46,412           --      23,268          --     134,861
       INTERCOMPANY TRANSFERS                  (127,561)      42,440      108,389           --     (23,268)                     --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND                                                                     23,268
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                              36,713                    37,857                       --
              INTEREST INCOME                                               8,555

 9    TOTAL NON OPERATING RECEIPTS                9,152       70,908      154,801           --          --          --     234,861

10    TOTAL RECEIPTS                              9,152       70,908      154,801           --          --          --     234,861

11    CASH AVAILABLE                              9,152      221,413    3,773,508           --          --       1,000   4,005,073

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                          18,582                                           18,582
13    PAYROLL TAXES PAID                                          --        6,780                                            6,780
14    SALES, USE & OTHER TAXES PAID               2,870           --                                                         2,870
15    SECURED/RENTAL/LEASES                                       --        5,002                                            5,002
16    UTILITIES                                     262           --        2,690                                            2,952
17    INSURANCE                                                   --      112,200                                          112,200
18    INVENTORY PURCHASES                                         --                                                            --
19    VEHICLE EXPENSE                                             --                                                            --
20    TRAVEL                                                      --                                                            --
21    ENTERTAINMENT                                               --                                                            --
22    REPAIRS & MAINTENANCE                       2,656           --                                                         2,656
23    SUPPLIES                                                    --                                                            --
24    ADVERTISING                                                                                                               --
25    OTHER                                       3,364       71,211       99,384           --          --          --     173,959
              LOAN PAYMENTS                                       --                                                            --
              FREIGHT                               959           --        1,165                                            2,124
              CONTRACT LABOR                                      --       96,405                                           96,405
              401 K PAYMENTS                                      --                                                            --
              PAYROLL TAX ADVANCE ADP                                                                                           --
              WAGE GARNISHMENTS                                                                                                 --
              MISC.                               2,405       71,211        1,814                                           75,430

26    TOTAL OPERATING DISBURSEMENTS               9,152       71,211      244,638           --          --          --     325,001

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                           --       11,217                                           11,217
28    US TRUSTEE FEES                                             --                                                            --
29    OTHER                                                                                                                     --
30    TOTAL REORGANIZATION EXPENSE                   --           --       11,217           --          --          --      11,217

31    TOTAL DISBURSEMENTS                         9,152       71,211      255,855           --          --          --     336,218

32    NET CASH FLOW                                  --         (303)    (101,054)          --          --          --    (101,357)

33    CASH-- END OF MONTH                            --      150,202    3,517,653           --          --       1,000   3,668,855

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 4

CASE NUMBER: 401-40789-BJH-11

                                                   SCHEDULED       MONTH        MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT        JUL-01       AUG-01       SEP-01
-------------------------                          ----------      -------      -------      -------
1.   0 - 30
2.   31 - 60
3.   61 - 90                                                       321,431
4.   91 +                                                                       321,431      321,431
5.   Total Accounts Receivable                     17,545,859      321,431      321,431      321,431
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)          17,545,859      321,431      321,431      321,431

AGING OF POST PETITION                                 MONTH:  SEPTEMBER-01
 TAXES AND PAYABLES                                           ----------------

                                 0 - 30            31 - 60       61 - 90      91 +
TAXES PAYABLE                     DAYS              DAYS          DAYS        DAYS            TOTAL
-------------                    -------           -------       -------      ----           -------
1.   Federal
2.   State                         2,671                                                       2,671
3.   Local
4.   Other (See Below)           413,580                                                     413,580
5.   Total Taxes Payable         416,251                                                     416,251
6.   Accounts Payable                                                                              0

                                                       MONTH:   SEPTEMBER-01
                                                              ----------------

STATUS OF POST PETITION TAXES

                                          BEGINNING TAX     AMOUNT WITHHELD                    ENDING TAX
FEDERAL                                     LIABILITY*      AND/OR ACCRUED    (AMOUNT PAID)    LIABILITY
-------                                   -------------     ---------------   -------------    ----------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes

STATE AND LOCAL

8.   Withholding
9.   Sales (FOOTNOTE)                          2,671                                              2,671
10.  Excise
11.  Unemployment
12.  Real Property (FOOTNOTE)                413,580                                            413,580
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                    416,251                                           416,251
16.  Total Taxes                              416,251                                           416,251

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 5

CASE NUMBER: 401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  SEPTEMBER-01
                                                               --------------

BANK RECONCILIATIONS                           Account # 1  Account # 2
--------------------                           -----------  -----------
A.  BANK:
B.  ACCOUNT NUMBER:                                                        Other Accounts        TOTAL
C.  PURPOSE (TYPE):                                                        (Attach List)
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                          0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE OF       TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE     INSTRUMENT     PURCHASE PRICE    CURRENT VALUE
---------------------------                    --------     ----------     --------------    -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                                                    0

CASH

12. Currency On Hand                                                                                     0
13. Total Cash - End of Month                                                                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 6

CASE NUMBER: 401-40789-BJH-11                               MONTH: SEPTEMBER-01
                                                                   ------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF           AMOUNT     TOTAL PAID
      NAME                         PAYMENT            PAID       TO DATE
      ----                      ---------------      ------     ----------
1. Martin, Steve                Payroll                           99,229
2. Martin, Steve                Exp. Reimb.                        1,390
3.
4.
5. (Attach List)
6. Total Payments To Insiders                                    100,619

                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                   TOTAL
                                AUTHORIZING          AMOUNT     AMOUNT    TOTAL PAID TO     INCURRED &
      NAME                        PAYMENT           APPROVED     PAID          DATE           UNPAID*
      ----                      -----------         --------    ------    -------------     ----------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                SCHEDULED     AMOUNTS
                                 MONTHLY       PAID
                                PAYMENTS      DURING     TOTAL UNPAID
   NAME OF CREDITOR                DUE         MONTH     POST PETITION
   ----------------             ---------     -------    -------------
1. Bank of America                                         15,365,448
2. Leases Payable                                          None
3.
4.
5. (Attach List)
6. TOTAL                                                   15,365,448

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 7

CASE NUMBER: 401-40789-BJH-11
                                                         MONTH:  SEPTEMBER-01
                                                                ---------------

QUESTIONNAIRE

                                                                                   YES             NO
                                                                                   ---             --
1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                             X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                         X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                             X

4.     Have any payments been made on Pre Petition Liabilities this reporting
       period?                                                                                     X

5.     Have any Post Petition Loans been received by the debtor from any party?                    X

6.     Are any Post Petition Payroll Taxes past due?                                               X

7.     Are any Post Petition State or Federal Income Taxes past due?                               X

8.     Are any Post Petition Real Estate Taxes past due?                                           X

9.     Are any other Post Petition Taxes past due?                                                 X

10.    Are any amounts owed to Post Petition creditors delinquent?                                 X

11.    Have any Pre Petition Taxes been paid during the reporting period?                          X

12.    Are any wage payments past due?                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                   YES             NO
                                                                                   ---             --
1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                               X

2.     Are all premium payments paid current?                                       X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                    CARRIER                       PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
    --------------                    -------                       --------------              --------------------------
Property                         Lexington, Allianz                 5/29/00-3/1/02            Semi-Annual           $26,485

Group Health                     Blue Cross/Blue Shield           Terminated 8/1/01                        N/A

Auto                             Liberty Mutual                     9/1/00-3/1/02             Semi-Annual            $3,333

General Liability                Liberty Mutual                     9/1/00-3/1/02             Semi-Annual           $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                     FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40789-BJH-11                              ACCRUAL BASIS

                                                       MONTH: SEPTEMBER 30, 2001
                                                              ------------------


ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER      FOOTNOTE/EXPLANATION
------     -----------      --------------------
1                1          Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                1          Use of Existing Forms and Records; (2) Authorizing Maintenance of
                            Existing Corporate Bank Accounts and Cash Management System; and
                            (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                            Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                            1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No.
                            401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc.
                            and its subsidiaries is included in this report as a Supplement to
                            Accrual Basis -3. Debtor as of the end of May closed all of its bank accounts.

1                4          As of July, the remaining accounts receivable are for commissions
4                7          earned for the sale of consigned inventory. Although collection is uncertain, Debtor will maintain these receivables on the balance sheet until such time as the likelihood of collection can be more accurately determined.

1                5          During this quarter, Debtor adjusted its books and records to more
1               12          accurately reflect its remaining fixed assets and inventory.  In
2               17A         addition, certain expense accruals made at the beginning of the year were reversed because the liabilities will not be incurred as estimated. The gains and losses from these adjustments were netted and classified as Loss/(Gain) on Sale of Assets.

1              5, 12        Pursuant to Asset Purchase Agreements approved by the Court (see
1              14A,B        prior Monthly Operating Reports for details), Debtor has sold most of its assets.

1               22          The Debtor records on its books accruals for certain liabilities based on historical estimates. While known creditors were listed on the Debtor's Schedules, the estimated amounts were not.
                            Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

1               15A         Intercompany receivables/payables are from/to co-debtors Kevco
1               27A         Management Co. (Case No. 401-40788-BJH-11), Kevco Manufacturing,
7                3          LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                            401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                            Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                            (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                            401-40783-BJH-11).

1               18          Sales tax owing is an accrual only and not yet due.  Some of the
4                9          property taxes payable may be pre-petition.  Once they are identified,
4               12          the monthly operating report will be adjusted.

1               25          Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1               24          The direct charges to equity are due to secured debt reductions
1               32          pursuant to sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1               24          In September, Liberty Mutual, Debtor's Workman's Compensation
                            carrier, drew $300,000 On a letter of credit issued during 2000 as reflected on the financial statements of Kevco Management, Inc.

2               13A         During July, all Debtor's employees were terminated. In accordance with a March 14, 2001 Order Granting Motion to Approve Management
                            and Employee Retention Plan by Kevco, Inc., stay bonuses were paid to participating employees on August 6.